UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009
(November 5, 2009)
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices,
including zip code)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-1.1

Item 8.01. Other Events.
     On November 5, 2009, CVR Energy, Inc. (the “Company”) entered into an Underwriting Agreement (the “Agreement”) with Coffeyville Acquisition II LLC (the “Selling Stockholder”) and Deutsche Bank Securities Inc., as underwriter, for the sale by the Selling Stockholder of 7,376,234 shares of the Company’s common stock, par value $0.01 per share. The Agreement is filed as Exhibit 1.1 to this Form 8-K.
     The offering was made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-151787) dated March 6, 2009.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is being furnished as part of this Current Report on Form 8-K:
1.1	Underwriting Agreement, dated November 5, 2009, by and between CVR Energy, Inc., Coffeyville Acquisition II LLC and Deutsche Bank Securities Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: November 12, 2009

CVR ENERGY, INC.
By:	/s/ Edward A. Morgan
Edward A. Morgan
Chief Financial Officer and Treasurer